Class A: GFGAX    Class C: GFGCX    Institutional: GFGSX    Class IR: GFGIX    Class R: GFGRX
Before you invest, you may want to review the Goldman Sachs Focused Growth Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.goldmansachsfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated January 31, 2012, as amended to date, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 34 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-81 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class C	Institutional	Class IR	Class R
Maximum Sales Charge (Load) Imposed on Purchases	5.50%	None	None	None	None
(as a percentage of offering price)
Maximum Deferred Sales Charge (Load)	None	1.00%	None	None	None
(as a percentage of the lower of original purchase price or sale proceeds)[1]

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional	Class IR	Class R

Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.50%
Other Expenses[2]	1.54%	1.54%	1.39%	1.54%	1.54%

Total Annual Fund Operating Expenses	2.79%	3.54%	2.39%	2.54%	3.04%
Fee Waiver and Expense Limitation[3]	(1.55)%	(1.55)%	(1.55)%	(1.55)%	(1.55)%

Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation	1.24%	1.99%	0.84%	0.99%	1.49%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]	The Fund’s “Other Expenses” have been estimated to reflect expenses expected to be incurred during the first fiscal year.

[3]	The Investment Adviser has agreed to (i) waive a portion of its management fees in order to achieve an effective net management fee rate of 0.79% as an annual percentage rate of the average daily net assets of the Fund, and (ii) reduce or limit “Other Expenses” (excluding management fees, distribution and service fees, transfer agency fees and expenses, taxes, interest, brokerage fees, litigation, indemnification, shareholder meeting and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to 0.014% of the Fund’s average daily net assets. These arrangements will remain in effect through at least January 31, 2013, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

2      SUMMARY PROSPECTUS — GOLDMAN SACHS FOCUSED GROWTH FUND

EXPENSE EXAMPLE
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Class IR and/or Class R Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Class IR and/or Class R Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the management fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years

Class A Shares	$669	$1,229

Class C Shares
– Assuming complete redemption at end of period	$302	$942
– Assuming no redemption	$202	$942

Institutional Shares	$86	$597

Class IR Shares	$101	$642

Class R Shares	$152	$793

PORTFOLIO TURNOVER
The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance.
PRINCIPAL STRATEGY
The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in equity investments, including common stocks, preferred stocks, and other securities and instruments having equity characteristics. The Fund seeks to achieve its investment objective by investing, under normal circumstances, in approximately 20-25 companies that are considered by the Investment Advisor to be positioned for long term growth. The Fund may invest in securities of companies of any capitalization. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 25% of its total assets in foreign securities, including securities of issuers in countries with emerging markets or economies (“emerging countries”) and securities quoted in foreign currencies.
The Fund’s fundamental equity growth investment process involves evaluating potential investments based on specific characteristics believed to indicate a high-quality business with sustainable growth, including strong business franchises, favorable long-term prospects, and excellent management. The Investment Adviser will also consider valuation of companies when determining whether to buy and/or sell securities. The Investment Adviser may decide to sell a position for various reasons, including when a company’s fundamental outlook deteriorates, because of valuation and price considerations, for risk management purposes or when a company is deemed to be misallocating capital. In addition, the Investment Adviser may sell a position in order to meet shareholder redemptions.
The Fund may also invest in fixed income securities, such as government, corporate and bank debt obligations.
THE FUND IS “NON-DIVERSIFIED” UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (“INVESTMENT COMPANY ACT”), AND MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN FEWER ISSUERS THAN “DIVERSIFIED” MUTUAL FUNDS.
PRINCIPAL RISKS OF THE FUND
Loss of money is a risk of investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective.
Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in these countries. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. For those foreign securities denominated in foreign currencies, foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets or denominated in emerging market currencies, these risks may be more pronounced. The securities markets of emerging countries are especially subject to greater price volatility and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries.

3      SUMMARY PROSPECTUS — GOLDMAN SACHS FOCUSED GROWTH FUND

Investment Style Risk. Different investment styles (e.g., “growth,” “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions.
Mid-Cap and Small-Cap Risk. Investments in mid-capitalization and small-capitalization companies involve greater risks than investments in larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.
Non-Diversification Risk. The Fund is not diversified, which means it may invest a larger percentage of its assets in fewer issuers than a “diversified” mutual fund. Under normal circumstances, the Fund intends to invest in approximately 20-30 companies. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.
Stock Risk. Stock prices have historically risen and fallen in periodic cycles. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future.
PERFORMANCE
As the Fund had not yet commenced investment operations as of the date of this Prospectus, there is no performance information quoted for the Fund.
PORTFOLIO MANAGEMENT
Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).
Portfolio Managers: Steven M. Barry, Managing Director, Chief Investment Officer–Fundamental Equity, Chief Investment Officer–Growth Equity, has managed the Fund since 2012; Joseph B. Hudepohl, CFA, Managing Director, has managed the Fund since 2012; Timothy M. Leahy, CFA, Managing Director, has managed the Fund since 2012.
BUYING AND SELLING FUND SHARES
The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $10,000,000 for individual investors and $1,000,000 alone or in combination with other assets under the management of the Investment Adviser and its affiliates for certain other types of investors. There may be no minimum for initial purchases of Institutional Shares for certain retirement accounts or for initial purchases of Class IR and Class R Shares.
The minimum subsequent investment for Class A and Class C shareholders is $50, except for employer sponsored benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR or Class R shareholders.
You may purchase and redeem (sell) shares of the Fund on any business day through certain brokers, investment advisers and other financial institutions (“Authorized Institutions”).
TAX INFORMATION
The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND
OTHER FINANCIAL INTERMEDIARIES
If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

4      SUMMARY PROSPECTUS — GOLDMAN SACHS FOCUSED GROWTH FUND
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